ASTON FUNDS

ASTON/DoubleLine Core Plus Fixed Income Fund

Supplement dated September 7, 2016 to the

Statutory Prospectus, dated February 29, 2016, as supplemented July 28, 2016 and August 26, 2016, and the Summary Prospectus, dated March 1, 2016, as supplemented August 26, 2016

The following information supplements and supersedes any information to the contrary in the Statutory Prospectus and Summary Prospectus of ASTON/DoubleLine Core Plus Fixed Income Fund (the “Fund”), dated as noted above.

PORTFOLIO MANAGER UPDATE

Effective immediately, the portfolio managers for the Fund are Jeffrey E. Gundlach, Philip A. Barach, Luz M. Padilla and Robert Cohen.

Effective immediately, the following information replaces the information in the Fund Summary section of the Statutory Prospectus and in the Summary Prospectus relating to the Fund’s Subadviser and Portfolio Managers:

DoubleLine serves as the subadviser to the Fund. Mr. Jeffrey E. Gundlach, founder and Chief Executive Officer of DoubleLine and lead portfolio manager of DoubleLine’s Core Plus Fixed Income investment strategy, has served as the Fund’s Lead Portfolio Manager since the Fund’s inception in July 2011. Mr. Philip A. Barach, President of DoubleLine, and Ms. Luz M. Padilla, a DoubleLine portfolio manager, have served as Portfolio Managers of the Fund since its inception in July 2011, and Mr. Robert Cohen, a DoubleLine portfolio manager, has served as Portfolio Manager of the Fund since September 2016. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

Effective immediately, the following information replaces the information on p. 116 of the Statutory Prospectus relating to the Fund in its entirety.

ASTON/DoubleLine Core Plus Fixed Income Fund

Jeffrey E. Gundlach	Lead Portfolio Manager since the Fund’s inception in July 2011. Mr. Gundlach is lead portfolio manager of the DoubleLine Core Plus Fixed Income investment strategy. Mr. Gundlach is the founder of DoubleLine and has been Chief Executive Officer and Chief Investment Officer of DoubleLine since its inception in December 2009. For the five-year period prior to founding DoubleLine, Mr. Gundlach was Chief Investment Officer and Group Managing Director for Trust Company of the West (“TCW”). He was also President and Chief Investment Officer for TCW Asset Management Company.

Philip A. Barach	Portfolio Manager since the Fund’s inception in July 2011. Mr. Barach is President of DoubleLine since its inception in December 2009. As part of the Fund’s portfolio management team, Mr. Barach assists in overseeing the implementation of the Fund’s overall strategy. For the five-year period prior to founding DoubleLine, Mr. Barach was Group Managing Director at TCW, where he partnered with Mr. Gundlach to manage over $70 billion in fixed income assets.

Luz M. Padilla	Portfolio Manager since the Fund’s inception in July 2011. Ms. Padilla is portfolio manager of DoubleLine since January 2010. As part of the Fund’s portfolio management team, Ms. Padilla manages the emerging markets fixed income portion of the Fund’s portfolio. For the five-year period prior to joining DoubleLine, Ms. Padilla was a Managing Director at TCW.

Robert Cohen	Portfolio Manager since September 2016. Mr. Cohen became director of DoubleLine’s Global Developed Credit team in September 2016. He joined DoubleLine in 2012 where he has served as a portfolio manager within the Global Developed Credit team. As part of the Fund’s portfolio management team, Mr. Cohen manages the developed credit portion of the Fund’s portfolio. For the five-year period prior to joining DoubleLine, Mr. Cohen was a senior credit analyst at West Gate Horizons Advisors (including its predecessor ING Capital Advisors).

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